SCHEDULE 14A
                     Information Required in Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Check the appropriate box:
    /X/  Preliminary Information Statement
    / /  Definitive Information Statement

                          NORTHWEST HORIZON CORPORATION
                    (Name of Company As Specified In Charter)

                                 Not Applicable
   (Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.

    / / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and
0-11.

         1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.0001 per share

         2) Aggregate number of securities to which transaction applies:

                   13,150,000

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                          NORTHWEST HORIZON CORPORATION
                             413 Churchill Avenue N.
                         Ottawa, Ontario, Canada K1Z 5C7
                                  613-724-2484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 8, 2005

         The Annual Meeting of Stockholders (the "Annual Meeting") of Northwest Horizon Corporation, a Nevada corporation (the "Company"), will be held at 9:00 a.m., local time, on July 8, 2005 at 1 Place Ville-Marie, Suite 2821, Montreal, Quebec Canada H3B 4R4, for the following purposes:

      (1) To elect five members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2006 or until his successor is duly elected and qualified; and

      (2) To ratify the appointment of Raymond Chabot Grant Thornton LLP, as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004; and

      (3)   To ratify the Company's 2005 Stock Option Plan; and

      (4)   To approve a name change to Dairy Fresh Farms, Inc.; and

      (5) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

            The Board of Directors has fixed the close of business on May 20, 2005, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                              By Order of the Board of Directors

Ottawa, Canada                                /s/ Robert Harrison
April 29, 2005                                ------------------------
                                                  ROBERT HARRISON
                                                  CHIEF EXECUTIVE OFFICER

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                          NORTHWEST HORIZON CORPORATION
                             413 Churchill Avenue N.
                         Ottawa, Ontario, Canada K1Z 5C7
                                  613-724-2484

                                 PROXY STATEMENT

            This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northwest Horizon Corporation, a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 1:00 p.m., local time, on July 8, 2005 at 1 Place Ville-Marie, Suite 2821, Montreal, Quebec Canada H3B 4R4, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is May 20, 2005. Stockholders should review the information provided herein in conjunction with the Company's amended 2004 Annual Report, which was filed with the Securities and Exchange Commission on April 19, 2005 and the Company quarterly filings on Form 10-QSB. The Company's principal executive offices are located at 413 Churchill Avenue N., Ottawa, Ontario, Canada K1Z 5C7 613-724-2484.

                          INFORMATION CONCERNING PROXY

            The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

            The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                       OTHER MATTERS; DISCRETIONARY VOTING

            Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

            If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

                             RIGHT TO REVOKE PROXIES

            Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

      o filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

      o duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

      o attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

         Any written notice revoking a proxy should be sent to: Robert Harrison, Northwest Horizon Corporation, 413 Churchill Avenue N., Ottawa, Ontario, Canada K1Z 5C7 613-724-2484.

                             PURPOSE OF THE MEETING

            At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

      (1) To elect five members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2006 or until his successor is duly elected and qualified; and

      (2) To ratify the appointment of Raymond Chabot Grant Thornton LLP, as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004; and

      (3)   To ratify the Company's 2005 Stock Option Plan; and

      (4)   To approve a name change to Dairy Fresh Farms, Inc.; and

      (5) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


            Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; (b) FOR the proposal to ratify the appointment of Raymond Chabot Grant Thornton LLP, as the Company's Independent Registered Public Accounting Firm;
(c) FOR the ratification of the Company's 2005 Stock Option Plan and (d) FOR the approval of the name change to Dairy Fresh Farms, Inc. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

             MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         There is not currently a public trading market for the Company's securities.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 20, 2005 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein there are 13,150,000 shares of Common Stock, $.001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

            The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of Raymond Chabot Grant Thornton LLP, as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004, and the ratification of the Company's 2005 Stock Option Plan, will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

            Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

            A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 29, 2005 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director;
(iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Percentage of beneficial ownership is based on 13,150,000 shares of common stock outstanding as of April 29, 2005.

        ------------------------------------------------------------------------
                                                       Number of
        Name of Shareholder                           Shares Owned   Percentage
        ------------------------------------------------------------------------
        Dairy Technologies Inc. (1)                      2,416,666      18.34%
        ------------------------------------------------------------------------
        Finkelstein Capital Inc. (2)                     1,028,600       7.8%
        ------------------------------------------------------------------------
        Robert C. Harrison Ltd (3)                       1,208,333      9.18%
        ------------------------------------------------------------------------
        Purple Cow Investments Inc. (4)                  5,825,001      44.3%
        ------------------------------------------------------------------------
        Les Services Financiers Francis Mailhot (5)       223,750        1.7%
        ------------------------------------------------------------------------
        Total Shares Held by Directors                  10,702,350      81.39%
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

(1) Dairy Technologies Inc. is owned and controlled by Richard Farrell (50%) a Director of the Northwest Horizon Corp. and it is also owned by David Hibbard (50%) who is an affiliate of Northwest Horizon Corp.
(2) Finkelstein Capital Inc. owns 1,1028,600 shares and Francis Mailhot is 25% beneficial owner of Finkelstein Capital Inc, and Francis Mailhot is a Director of Northwest Horizon Corp.
(3) Robert C. Harrison Ltd is a Company owned and controlled by Robert C. Harrison, who is the President and CEO and a Director of Northwest Horizon Corp.
(4) Purple Cow Investments Inc. is a Company owned and controlled by Nicolas Matossian (22%), Mr. Matossian is the Chairman of the Board of Directors of Northwest Horizon, Ian Morrice (22%), Mr. Morrice is the Executive Vice-President of Northwest Horizon and Don Paterson (22%) who is the Chief Financial Officer and (34%) of Purple Cow Investment is owned by friends and family members of the major shareholders.
(5) Les Services Financiers Francis Mailhot is a Company owned and controlled by Francis Mailhot, a Northwest Horizon Corp. Director.

                               BOARD OF DIRECTORS

            The current Board of Directors consists of Robert Harrison, Don Paterson, Francis Mailhot, Richard Farrell and Nicholas Matossian.

                      COMMITTEES OF THE BOARD OF DIRECTORS

      On our April 12, 2005 Board of Directors meeting, we authorized an Audit Committee, Compensation Committee and Governance Committee. Once those respective Committees initially meet and establish their charter, they will report to the Board of Directors. The Audit Committee will oversee financial reporting and corporate governance, the responsibilities of which currently reside with the Board of Directors. The Audit Committee's responsibilities will include assisting the Board of Directors in its oversight of our financial statements; our compliance with legal and regulatory requirements, including SEC requirements regarding audit related matters; the performance of our accounting and reporting processes; and the independent auditors' qualifications, independence, performance and audits. The Audit Committee will have the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the independent auditors as well as to all of our personnel. The Audit Committee will also have the authority to engage, at our expense, special legal, accounting or such other consultants it deems necessary to assist in the performance of its duties.

                             EXECUTIVE COMPENSATION

               The following table sets forth for the fiscal years ended December 31, 2004, 2003, and 2002 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our four other most highly compensation executive officers whose total compensation during the last fiscal year exceeded $100,000.

                                            Annual Compensation                 Long-Term Compensation
                                   ------------------------------------ -----------------------------------
                                                                                   Stock
                                                                        Restricted Option              All
Name & Position                    Year    Salary($) Bonus($)  Other($)  Awards($)  (#)    L/TIP($)   Other
------------------------------     ----    --------  -------   -------- ---------- ------  --------   -----
Robert Harrison                    2002       0         0          0         0       0        0         0
Chief Executive Officer *          2003       0         0          0         0       0        0         0
Francis Mailhot                    2004       0         0          0         0       0        0         0
Past Chief Executive Officer**     2002       0         0          0         0       0        0         0
                                   2003       0         0          0         0       0        0         0
                                   2004       0         0          0         0       0        0         0

Mr. Rick Cox                       2002       0         0          0         0       0        0         0
Past Chief Executive Officer***    2003       0         0          0         0       0        0         0
                                   2004       0         0          0         0       0        0         0


----------
*  Appointed as Chief Executive Officer on March 30, 2005.
** Appointed as Chief Executive Officer on December 15, 2004 and resigned on
   March 30, 2005.
***Resigned on December 15, 2004.

Employment Agreements, Termination of Employment and Change-in-Control
Arrangement

      There are no executive employment agreements between our executive officers and us. There are no changes of control arrangements, either by means of a compensatory plan, agreement, or otherwise, involving our current or former executive officers.

Compensation of Directors

      Our management intends to implement a program to acknowledge and compensate our non-employee directors for their contributions to our company. Subject to ratification by our Board of Directors, we intend to compensate our non-employee directors in substantially the following manner: Non-employee directors will be reimbursed for the expenses that they incur in attending board meetings. In addition, we may establish a plan pursuant to which non-employee directors can receive a grant of options to purchase a certain number of shares of our common stock. The exercise price of such options would be 100% of the fair market value of such shares on the grant date, subject to adjustment under the plan, and would expire five years from the grant date. Such options would not qualify as incentive stock options under the Internal Revenue Code
      Employee directors are not compensated in their role as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

      Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2004.

Audit and certain other fees paid to accountants

For Year Ended December 31, 2004.

Audit Fees

The aggregate fees billed by Raymond Chabot Grant Thornton LLP for audit of the Company's annual financial statements were $10,000 for the fiscal year ended December 31, 2004.

Audit-Related Fees

Raymond Chabot Grant Thornton LLP did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company's financial statements during the fiscal years ending December 31, 2004.

Tax Fees

The aggregate fees billed by Raymond Chabot Grant Thornton LLP for tax compliance, advice and planning were $0 for the fiscal year ended December 31, 2004.

All Other Fees

Raymond Chabot Grant Thornton LLP did not bill the Company for any products and services other than the foregoing during the fiscal years ended December 31, 2004.

For Year Ended December 31, 2003.

Audit Fees

The aggregate fees billed by Amisano Hanson for audit of the Company's annual financial statements were $4,500 for the fiscal year ended December 31, 2003, which included the aggregate fees billed by Amisano Hanson for review of the Company's financial statements included in its quarterly reports on Form 10-QSB.

Audit-Related Fees

Amisano Hanson did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company's financial statements during the fiscal years ending December 31, 2003.

Tax Fees

The aggregate fees billed by Amisano Hanson for tax compliance, advice and planning were $0 for the fiscal year ended December 31, 2003.

All Other Fees

Amisano Hanson did not bill the Company for any products and services other than the foregoing during the fiscal year ended December 31, 2003.

Determination of Independence

      Our Board of Directors has determined that the fees received by Amisano Hanson and Raymond Chabot Grant Thornton LLP respectively for professional services are compatible with maintaining their respective independence.

Code of Conduct and Ethics

     The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions. Such Code of Ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB filed on April 15, 2005.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

               At the Annual Meeting, three directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

       NAME                           POSITION
       ----                           --------
       Robert Harrison                Chief Executive Officer/President/Director
       Don Paterson                   Chief Financial Officer/Director
       Francis Mailhot                Director
       Richard Farrell                Director
       Dr. Nicholas Matossian.        Chairman of the Board

Mr. Robert Harrison became President and CEO of Dairy Fresh Technologies, Ltd, (the Canadian company which merged into the Company) in October 2002. His academic background is extensive, including Accounting, Finance, Human Resources and Marketing from Sheridan College in Toronto, Ontario; Strategic Planning, International Agri-Business from Harvard Business School in Boston, Mass.

His skill summary  includes expert sales contract  negotiator,  highly developed
leadership   skills,   complete   understanding  of  the  branding,   licensing,
distribution and warehousing business in Canada and the United States.

From 1966-1990 at Neilson Dairy, a division of George Weston Limited, he rose to Senior Vice President and General Manager of the Dairy Frozen Division (sales $500 million), with over 700 employees both salaried and unionized remaining strike-free under his stewardship. From 1991-1996 he was President and CEO of Robert C. Harrison Food Brokers Inc. He created a unique food and non-food brokerage business with a focus on food and mass-merchandising retailers nationally and, excellent relationship development with Loblaws, A&P, Provigo, Sobey's, Safeway and Loeb.

1997-2002 Mr. Harrison was President and CEO of Stoney Creek Ice Cream Delicious Alternative Desserts Ltd. He revamped the manufacturing, warehousing and distribution to make a world-class dairy manufacturing facility. He negotiated licensing and trademark agreements with notable companies such as Cadbury (frozen desserts), Movenpick Ice Cream (Switzerland), Ben & Jerry's Ice Cream (Vermont, U.S.) and exclusive distribution agreement with Tropicana frozen products.

Mr. Paterson was appointed CFO of Dairy Fresh Technologies, Ltd, (the Canadian company which merged into the Company) on December 1, 2001. His educational background includes B.Com from the University of Ottawa 1973-1977 and St.

Francis Xavier University 1971-1972. Chartered Accountant Designation Alberta Institute 1979 and Ontario Institute 1980.

His career includes controllership of Lumonics Inc., a publicly traded manufacturer of laser equipment for medical and industrial applications with sales of $50 million and Vice President Finance of a national food service company with sales value in excess of $22 million. He is currently owner of Paterson & Company, an Ottawa based public accounting firm servicing a variety of retail, construction and service companies. As well, he is a management consultant, Immigration Investment Program (Canada) (1991 to present). Mr. Paterson is a past Director of the Ottawa Senators Hockey Club (NHL).

Francis Mailhot, is Managing Director at Finkelstein Capital Inc, a Mergers & Acquisition boutique firm specialized in the smallcap market. Mr. Mailhot was President and CEO of Northwest Horizon a US reporting corporation, to coordinate the reverse merger with Dairy Fresh Farms Inc. He was also President and CEO of Millennium Capital Ventures Holdings Inc. during the merger with Nuevo Financial Inc.(Formerly Telediscount Communications Inc.) a New York based corporation and was President and CEO of OSK Capital III during the merger with Ideal Medical Inc. a Houston , Texas based corporation. Prior to that he was a key player in coordinating many deals in the smallcap market. He was also instrumental in helping companies positioning themselves for new round of financing. Mr Mailhot has also operated businesses in the telecom industry in the 90's. He pursued his studies in finance at Montreal's Hautes Etudes Commerciales (HEC) from 1991 to 1994 and is an active participant to the New York Capital Roundtable and also a member of the Canadian Association of New York.

Richard Farrell has been an investment banker in Australia for 10 years with various advisory firms, including Ernst & Young Corporate Finance, Deloitte Touche Corporate Finance and Beerworth & Partners (M&A). His experiences includes mergers and acquisitions, capital raisings, commercial law, licensing arrangements and corporate structuring.

Dr. Nicholas Matossian became CEO of Dairy Fresh Technologies, Ltd, (the Canadian company which merged into the Company) on December 1, 2001. His educational background includes a B.A. from McGill University, Montreal, a M.B.A. from Harvard University, Boston and a Ph.D. from McGill University, Montreal.

Dr. Matossian was a Professor of Economics, Faculty of Management at McGill University in Montreal 1967-1970; Director of Operations Manitoba Development Corporation 1970-1973; Managing Partner ERA Consulting Economics Inc.; Economic and Business Consultant to the Federal Government (CDN) and to Major Corporations and Financial Institutions 1973-1992. Senior Consultant and later Chief Operating Officer Cedar Group Inc., publicly listed U.S. Holding Corporation (sales of U.S. $600 million) and owner of Dominion Bridge Inc. (Pipeline and Fabrication) Canada SteenBecker HVAC Contractors Canada / U.S.; Unimetric Corporation Industrial Fasteners U.S. / France; McConnell Dowell Corporation (66% owned) Engineering and Construction. Publicly listed Australian Corp. Davie Shipbuilding-Ship and Platform Builders, Canada. During his tenure as COO, Dr. Matossian was a Director of the parent and of each of the subsidiaries. Since November, 2004, Dr. Matossian has been a director of Huntingdon Capital Ltd., a public corporation trading on the Toronto Stock Exchange.

Other accomplishments of Dr. Matossian include his position as City Councilor for the City of Westmount (Montreal) since 1990. He was awarded Canada Council Grant for Economic Research. Knighted to the Order of St. Maurice & Lazare Dynastic Order of the Royal House of Savoy (Italy). He is Chairman of Fund N-77 for the Montreal Children's Hospital.

BOARD OF DIRECTORS

         Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2006 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.


              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors appointed Raymond Chabot Grant Thornton LLP, as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004. A representative of Raymond Chabot Grant Thornton LLP may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Raymond Chabot Grant Thornton LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF RAYMOND CHABOT GRANT THORNTON LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.


        PROPOSAL 3 - RATIFICATION OF THE COMPANY'S 2005 STOCK OPTION PLAN


2005 STOCK OPTION PLAN

               This summary is qualified in its entirety by the terms of the 2005 Stock Option Plan, a copy of which is attached hereto as Exhibit A. The
2005 Stock  Option  Plan  provides  for the  granting of (i) options to purchase
Common Stock that qualify as "incentive stock options" ("Incentive Stock Options" or "ISOs") within the meaning of Section 422 of the Internal Revenue Code (the "Code"), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options ("Nonqualified Options" or "NQSOs") and (iii) restricted stock. The total number of shares of Common Stock with respect to which awards may be granted under the 2005 Stock Option Plan shall be two million (2,000,000) shares of common stock.

            The 2005 Stock Option Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

            Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

         Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

         The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion ("Restricted Stock"), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award. The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee. The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

          The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2005 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

     The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate. However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

         The 2005 Stock Option Plan may be amended, terminated or suspended by the Board at any time. The 2005 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date. However, awards granted before the termination of the 2005 Stock Option Plan may extend beyond that date in accordance with their terms.

         The Board of Directors of the Company believes that the 2005 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE COMPANY'S 2005 STOCK OPTION PLAN.


PROPOSAL  4 - AMEND  THE  ARTICLES  OF  INCORPORATION  TO  CHANGE OF NAME OF THE
COMPANY

         We previously completed a merger between Dairy Fresh Technologies Ltd., a Canadian company ("Diary"), and 6351492 CANADA INC., a Canadian corporation ("Canada Inc.") and the Company, resulting in the business of Dairy being merged into the Company. Management believes that changing the name to Dairy Fresh Farms, Inc. will properly reflect the current business of the Company. Following approval of the name change, the change will become effective upon the filing with the Secretary of the State of Nevada an Amendment to our Articles of Incorporation reflecting the new name.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OF NAME OF THE COMPANY

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2004, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

         If you have any questions about the actions described above, you may contact counsel for the company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

         We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549.
Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

         We filed our annual report for the fiscal year ended December 31, 2004 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

                      INFORMATION INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

         Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 a copy of which is being provided with this proxy statement.

         Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

         All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

            Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2006 and have it included in our proxy statement must submit the proposal in writing to Robert Harrison, at413 Churchill Avenue N., Ottawa, Ontario, Canada K1Z 5C7 613-724-2484. We must receive the proposal no later than December 31, 2005.

            Shareholders intending to present a proposal at the Annual Meeting in 2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2006 no later than January 20, 2006. If the notice is after January 20, 2006, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2006. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


/s/ Robert Harrison

Robert Harrison
Chief Executive Officer and Director

Ottawa, Canada
April 29, 2005

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                          NORTHWEST HORIZON CORPORATION

          PROXY -- ANNUAL MEETING OF SHAREHOLDERS -_____________, 2005

         The undersigned, revoking all previous proxies, hereby appoint(s) Robert Harrison as Proxy, with full power of substitution, to represent and to vote all Common Stock of Northwest Horizon Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in___________________, on ______________, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

         ELECTION OF DIRECTORS. Nominees: Robert Harrison, Don Paterson, Francis Mailhot, Richard Farrell and Nicholas Matossian.

                  [ ]   FOR ALL NOMINEE LISTED (Except as specified
                                   here:______________)

                  OR

                  [ ] WITHHOLDING AUTHORITY to vote for the nominee listed above

         2. Proposal to Ratify the Appointment of Raymond Chabot Grant Thornton LLP, as the Company's Independent Registered Public Accounting Firm.

                         [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         3. Proposal to Ratify the 2005 Stock Option Plan.

                         [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.

                                       Dated ____________________________, 2005


-----------------------------          ----------------------------------
(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   Exhibit A


                     --------------------------------------
                          NORTHWEST HORIZON CORPORATION
                             2005 STOCK OPTION PLAN
                     --------------------------------------

         1. Purpose. The purpose of this Plan is to advance the interests of Northwest Horizon Corporation, a Nevada corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

         2. Definitions. As used herein, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Cause" shall mean any of the following:

                           (i) a  determination  by the  Company  that there has
been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

                           (ii) a  determination  by the Company  that there has
been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

                           (iii) any conduct by the Optionee that either results
in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                           (iv) a determination by the Company that the Optionee
has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

                           (v)  any  act  by  the  Optionee   that  the  Company
determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

                           (vi) a  determination  by the Company  that there has
been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

                           (vii) if the Optionee,  while employed by the Company
and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).

                  (c) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e)  "Committee"   shall  mean  the  stock  option   committee
appointed by the Board or, if not appointed, the Board.

                  (f) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

                  (g) "Director" shall mean a member of the Board.

                  (h) "Employee" shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (j) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or
(iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

                  (k) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                  (l)  "Non-Statutory   Stock  Option"  or  "Nonqualified  Stock
Option" shall mean an Option which is not an Incentive Stock Option.

                  (m) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (n) "Option" (when capitalized) shall mean any stock option granted under this Plan.

                  (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (p) "Plan" shall mean this 2005 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

                  (q) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

                  (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to two million (2,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code
Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

         5. Conditions for Grant of Options.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

         6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

         7. Exercise of Options.

                  (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

                  (b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

                  (c) Any Option may, in the discretion of the Committee, be exercised pursuant to a "cashless" or "net issue" exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option (b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

         8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

                  (a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. Termination of Option Period.

                  (a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

                           (i)  three   months  after  the  date  on  which  the
Optionee's employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee's employment with the Company by such Optionee following less than 60 days' prior written notice to the Company of such termination (an "Improper Termination"), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

                           (ii)  immediately  upon  (A) the  termination  by the
Company of the Optionee's employment for Cause, or (B) an Improper Termination;

                           (iii) one year after the date on which the Optionee's
employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

                           (iv)  the  later of (a) one  year  after  the date of
termination of the Optionee's  employment by reason of death of the employee, or
(b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of Optionee's employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

         10. Adjustment of Shares.

                  (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

                           (i)  appropriate  adjustment  shall  be  made  in the
maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                           (ii)  appropriate  adjustment  shall  be  made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

                           (iii)   such   adjustments   shall  be  made  by  the
Committee, whose determination in that respect shall be final, binding and conclusive.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

                  (c)  Except  as  otherwise   expressly  provided  herein,  the
issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

         11. Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

         12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation  and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and  undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable stockholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and

                           (iii)  any  restrictive  legend  or  legends,  to  be
embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         13. Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share's Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

         14. Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

         15. Administration of this Plan.

                  (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option,
(v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

                  (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

                  (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

         16. Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

         17. Interpretation.

                  (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

                  (b) This Plan shall be governed by the laws of the State of New York.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

         18. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         19. Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors